Exhibit 99.1

Investor Presentation November 2014

2 The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ma lve r n , PA 3 Self-storage REIT with expansive national platform 1) Property count as of September 30, 2014. 2) Market value of common as of October 30, 2014. Book value of preferred equity and debt as of September 30, 2014. 3 9 0 5 6 2 1 7 2 Fa c i l i t i e s 1 Ow n e d Ma n a g e d He a d q u a r te r s $4 .5 b i l l i o n To t a l M a r k e t Ca p 2 Owned Managed

Positive Trends Fragmented Ownership Strong Cash Flow Broadening Demand Profile 4 Broad tenant diversification Demand driven by mobility, life change Opportunity for consolidation Unsophisticated competition High operating margins Low cap-ex requirements Attractive industry with favorable economic characteristics Limited new supply REIT market share gains

5 A balanced and disciplined approach External Growth Financial Strength Internal Growth Maximize portfolio value through continued focus on customer service and operational advancement Continue to prudently build a portfolio of high-quality assets, with a focus on targeted markets Maintain BBB/Baa2 investment grade balance sheet that affords broad access to the full array of capital sources

2014 Year-to-Date Highlights

Executing on strategic objectives


Internal Growth

Same-Store Results (YTD[1]):

NOI[3]	**+9.9%**
Revenue	**+7.4%**
Expenses	**+2.5%**
NOI Margin	**68.2%** (+160 bps)
FFO/Share Growth[4]	**+16.2%**


External Growth

$570 million in 2014 acquisitions[2]

$193 million of investments under contract to close in 2015

- $27.5 million of acquisitions
- $85.2 million of acquisitions at C/O
- $79.9 million of JV development


Financial Strength

Amended agreement on **$100 million** term loan to improve pricing & extend term

Raised **$416 million** in equity offering proceeds

Investment grade balance sheet: **BBB/Baa2**

1) Financial data from January 1, 2014 through September 30, 2014.
2) $293.5 million has closed year-to-date as of October 30, 2014; $276.9 million is expected to close in 4Q14.
3) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart's public filings for a detailed explanation of NOI and how it reconciles to a GAAP measure.
4) Funds from operations, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure.

CUBESMART®

6

7 External Growth Financial Strength Internal Growth Continued strength in revenue growth derived from effective rent growth and year over-year occupancy gains. Expense growth is expected to be largely inflationary except for severe winter costs and continued pressure on real estate taxes. 3Q14 same-store revenue growth was 7.7% and expense growth was 1.1%, resulting in NOI growth of 10.8%.

Robust Performance Trends 1) Occupancy at period end. 2014 and 2013 data reflects that of the current same-store pool, as constituted on September 30, 2014. Occupancies in 2012 reflect those of the 2013 same-store pool, as constituted on December 31, 2013 and occupancies in 2011 reflect those of the 2012 same-store pool, as constituted on December 31, 2012. Reaching all-time-high occupancy levels 8 1 +170 bps, year over year 91.7%

Improving Net Opearting Income Margin Higher occupancies & operational efficiencies drive margin growth 9 68 1 1) Net operating income margin for the nine months ended September 30, 2014. 2) Annual same-store net operating income margin except as noted above. 2014 and 2013 data reflects that of the current same-store pool, as constituted on September 30, 2014. NOI margin in 2012 reflects those of the 2013 same-store pool, as constituted on December 31, 2013 and NOI margin in 2011 reflects those of the 2012 same-store pool, as constituted on December 31, 2012. 2

Performance Fueled by Innovation

Enhancing the Customer experience at all points of engagement through proprietary systems and processes

Attraction

Internet Marketing



Revenue Management



Reservation

Sales Center



Website



Rental

In-Store Experience



Paperless Leasing



Continued Engagement

Customer Service


2014
GOLD
STEVIE® WINNER
FOR SALES & CUSTOMER SERVICE

Real-Time Reporting



CUBESMART

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An Award-Winning Service Culture 11 Redefining service in the self-storage industry

2014 Outlook Continuation of operational strength Full-Year Guidance1 $1 .0 6 t o $1 .0 7 FFO2 per Share 9 .25% t o 9 .75% NOI Growth 7 .0% t o 7 .25% Revenue Growth 2 .25% t o 2 .75% Expense Growth Same-Store Guidance C omponents: Represents 17.0% annual growth at the midpoint Driven by rate and occupancy gains Contemplates increases in utility expenses, snow removal costs, and real estate taxes Above historical industry averages 1) As provided in the Company’s Earnings Release dated October 30, 2014. 2) Funds from operations, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure. 12

External Growth Drivers 13 External Growth Financial Strength Internal Growth Focus on quality properties in high-barrier-to-entry markets. Invest selectively in development and built-to-suit projects with experienced partners in targeted markets. Utilize third-party management program to leverage operating platform, gain additional scale and efficiencies, and create potential future acquisition opportunities with private owners.

14 Significant evolution over past six years Note: Bubbles sized by revenue. 1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Includes transactions closed or announced and under contract as of September 30, 2014. Total Portfolio January 2008 Total Portfolio September 2014 Acquisitions 2008 – September 2014 Dispositions, 2008 – September 2014 1 2 2 2

15 Evolution has created a portfolio with strong demographic exposure 3 -Mi l e P o p u l a t io n 3 -Mi l e Ho u s e h o ld s 3-Mile Ave r a g e Ho u s e h o ld In c om e s Source: ISI Group LLC Real Estate Research Report dated September 5, 2014.

A sitions1 16 Focus on adding scale in attractive, high-barrier-to-entry markets Investment Activity Since 2008 $1 .9 b i l l i o n 1 8 8 St o r e s 1) Transactions closed or announced and under contract from 2008 through September 30, 2014. Dispositions1 $4 2 2 m i l l i o n 1 3 9 St o r e s Acquisitions, 2008 – September 2014 Dispositions, 2008 – September 2014 Development Properties, 2014

Favorable supply levels across CUBE’s targeted investment markets 17 1) Source: 2014 Self-Storage Almanac, by MSA. National Average Rentable Square Footage per Person1 7.35

Facility Acquisitions at C/O Expected Opening Contract Price Long Island City, NY Q4 2014 38,000 $ Dallas, TX Q2 2015 15,800 Brooklyn, NY Q4 2015 48,500 Fort Worth, TX Q4 2015 10,100 Grapevine, TX Q4 2015 10,800 Total 123,200 $ New JV Development Facilities Expected Opening CUBE's Investment to-date Anticipated Total Investment Arlington, VA Q1 2015 10,028 $ 18,062 $ Brooklyn, NY Q2 2015 4,061 10,712 Queens, NY Q3 2015 5,388 19,011 Queens, NY Q3 2015 7,207 32,100 26,684 $ 79,885 $ As of September 30, 2014 Opportunistic development in high-barrier-to-entry markets Note: all dollar amounts are in thousands 1) Represents 100% of estimated CubeSmart investment. 2) These facilities are expected to be purchased upon completion and are subject to due diligence and other customary closing conditions. No assurance can be provided that these acquisitions will be completed on the terms described, or at all. 18 2 1

19 External Growth Financial Strength Internal Growth Baa2 rating from Moody’s with a stable outlook. BBB rating from S&P with a stable outlook. Acquisitions will be funded in a manner consistent with our objective of maintaining a BBB/Baa2 investment grade rating.

20 Objective of funding growth in manner that maintains credit metrics Investment Grade Rating As of September 30, 2014 Conservative Metrics 37% Debt / Gross Assets 40% Debt + Preferred / Gross Assets 5 .3 x Debt / EBITDA1 5 .6 x Debt + Preferred / EBITDA1 7 .2% Secured Debt / Gross Assets As of September 30, 2014 B B B (Stable) B a a 2 (Stable) Well-Staggered Debt Maturity Schedule As of September 30, 2014 2 Weighted Average Maturity 6.0 Years (in thousands) 1) Based on EBITDA and average debt outstanding during 3Q14. 2) Adjusted to account for the extended term from revised $100 million term loan agreement

21 Free Cash Flow Private Public Equity Debt OP Units Free Cash Flow Strategic Dispositions Joint Venture Investment Unsecured Bank Financing Private Placement of Unsecured Debt CMBS / Secured Debt Follow-on Common Equity Offering At-The-Market Equity Program Preferred Equity Public Unsecured Debt Capital structure affords access to full spectrum of capital sources Capital Structure As of September 30, 2014 73% 2% 9% 5% 11% % 1) Market value of common equity as of October 30, 2014. Book value of preferred equity and debt as of September 30, 2014.

 Limited new supply, a widening competitive divide between large and small operators, and continuing industry consolidation Robust organic growth fueled by a focus on customer service and continued enhancement of operational infrastructure Meaningful external growth through a disciplined investment process and a competitive and expanding third party management platform Strategic growth objectives are supported by a healthy, investment grade balance sheet and access to a broad array of capital sources 22

Date Investor Relations Contact Charles Place Director, Investor Relations 5 Old Lancaster Rd. Malvern, PA 19355 610.535.5700 cplace@cubesmart.com Date Investor Relations Contact Charles Place Director, Investor Relations 5 Old Lancaster Rd. Malvern, PA 19355 610.535.5700 cplace@cubesmart.com